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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 29, 2016

AMC ENTERTAINMENT HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-33892 (Commission File Number)	26-0303916 (I.R.S. Employer Identification Number)

One AMC Way
11500 Ash Street, Leawood, KS 66211
(Address of Principal Executive Offices, including Zip Code)

(913) 213-2000
(Registrant's Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01.    COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

        On November 30, 2016 (the "Closing Date"), AMC Entertainment Holdings, Inc. ("AMC"), completed its previously announced acquisition (the "Acquisition") of all of the outstanding equity of Odeon and UCI Cinemas Holdings Limited ("Odeon") from Monterey Capital III S.à.r.l. (the "Seller") and certain shares in Odeon and UCI Cinemas Group Limited ("OUCGL"), a subsidiary of Odeon, from certain Management Shareholders (the "OUCGL shares"), pursuant to that certain Share Purchase Agreement, dated as of July 12, 2016, by and among AMC, AMC (UK) Acquisition Limited, Seller, Odeon, OUCGL and certain Management Shareholders (the "Share Purchase Agreement"). Odeon is a leading European cinema operator with 244 cinemas and 2,243 screens. Odeon operates in four major markets: United Kingdom, Spain, Italy and Germany; and three smaller markets: Austria, Portugal and Ireland. The aggregate purchase price for the Acquisition was £510.1 million ($637.6 million), consisting of (i) cash in the amount GBP £375.0 million (USD $468.8 million), (ii) shares of AMC Class A common stock valued at GBP £122.2 million (USD $152.7 million), and (iii) payment of approximately £12.9 million ($16.1 million) in employee incentive costs for the OUCGL shares. In addition, AMC repaid indebtedness of Odeon of approximately GBP £300 million (USD $375 million) and indebtedness of approximately EUR €200 million (USD $212 million) as of November 30, 2016. All US Dollar amounts are based on the Euro/USD exchange ratio of 1.06 and a GBP/USD exchange rate of 1.25 on November 29, 2016. The number of shares of Class A common stock delivered was 4,536,466 shares, based on the volume weighted average price of the Class A common stock over the twenty consecutive trading days ending three business days before the Closing Date. The cash portion of the purchase price was paid from funds obtained from AMC's financing previously disclosed on a Form 8-K filed on November 8, 2016, which disclosure is incorporated herein by reference.

        All shares of Class A common stock were issued to the Seller. Subject to certain exceptions, the Seller may not sell any of the shares for a period of six months after closing and may not sell in excess of 50% of the shares for a period of twelve months after closing. Subject to these restrictions and the limitations set forth in the Share Purchase Agreement, AMC has agreed to file a registration statement within sixty days of the Closing Date to allow Seller to resell the shares and has granted certain other piggy-back registration rights.

        The foregoing description of the Share Purchase Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the Share Purchase Agreement, a copy of which was filed with the Form 8-K filed with the Securities and Exchange Commission (the "SEC") on July 13, 2016, which is incorporated by reference herein.

        On November 29, 2016, in connection with the Acquisition, AMC incurred $500.0 million of incremental term loans under its Credit Agreement dated as of April 30, 2013 (as amended by that certain First Amendment to Credit Agreement, dated as of December 11, 2015, and that certain Second Amendment to Credit Agreement, dated as of November 8, 2016, the "Senior Secured Credit Agreement"). CitiBank, N.A., other lenders under the Senior Secured Credit Agreement or their affiliates from time to time have provided in the past and may provide in the future investment banking, commercial lending and financial advisory services to AMC and its affiliates in the ordinary course of business.

ITEM 2.03.    CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

        The information included in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

ITEM 3.02.    UNREGISTERED SALES OF EQUITY SECURITIES.

        As described under Item 2.01 above (the content of which is incorporated herein by reference), in connection with the closing of the Acquisition on the Closing Date, AMC issued to the Seller 4,536,466 shares of its Class A common stock. The shares were issued pursuant to the exemption from registration provided in Regulation S under the Securities Act of 1933, as amended, (the "Act") as a sale to a non-U.S. person and Section 4(a)(2) of the Act as a transaction not involving a public offering to a single, sophisticated investor.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(a)
Financial Statements of Businesses Acquired

        This Current Report includes (i) the audited consolidated financial statements of Odeon as of and for the year ended December 31, 2015 and (ii) the unaudited condensed consolidated financial statements of Odeon as of and for the nine months ended September 30, 2016 and 2015, attached hereto as Exhibits 99.1 and 99.2, respectively and incorporated herein by reference.

        The audited and unaudited consolidated financial statements of Odeon included in Exhibits 99.1 and 99.2 hereto have been prepared in accordance with UK Accounting Standards, including FRS 102, The Financial Reporting Standard applicable in the UK and Republic of Ireland (UK Generally Accepted Accounting Practice) ("U.K. GAAP"), which differs in certain respects from U.S. Generally Accepted Accounting Principles ("U.S. GAAP").

(b)
Pro Forma Financial Information

        In addition to the financial statements listed above, this Current Report includes (i) an unaudited pro forma condensed combined balance sheet of AMC as of September 30, 2016 and (ii) unaudited pro forma condensed combined statements of operations of AMC for the year ended December 31, 2015, the nine months ended September 30, 2016 and the nine months ended September 30, 2015 and the related notes thereto, attached hereto as Exhibit 99.3, and incorporated herein by reference. The unaudited pro forma condensed combined balance sheet and unaudited pro forma condensed combined statements of operations give effect to the Acquisition, (ii) the related debt financing (the "Debt Financing") and (ii) the issuance of shares of the Company's Class A common stock in a private placement to the Seller (the "Equity Financing" and together with the Debt Financing, the "Financings"). The unaudited pro forma condensed combined statements of operations combine the historical consolidated statements of operations of AMC and Odeon, giving effect to the Acquisition and Financings as if they had been completed on January 1, 2015. The unaudited pro forma condensed combined balance sheet as of September 30, 2016, combines the historical consolidated balance sheets of Odeon and AMC, giving effect to the Acquisition and Financings as if they had occurred on September 30, 2016. The historical consolidated financial information for Odeon has been adjusted to comply with U.S. GAAP. The classification of certain items presented by Odeon under U.K. GAAP has been modified in order to align with the presentation used by AMC under U.S. GAAP. In addition to the U.S. GAAP adjustments and the reclassifications, amounts have also been translated to U.S. Dollars.

(d)
Exhibits

Exhibit		Description
2.1	*	Share Purchase Agreement dated as of July 12, 2016, by and among AMC Entertainment Holdings, Inc., AMC (UK) Acquisition Limited, Monterey Capital III S.A.R.L., Odeon and UCI Cinemas Holdings Limited, Odeon and UCI Cinemas Group Limited and certain Management Shareholders (incorporated by reference to Exhibit 2.1 of AMC Entertainment Holdings, Inc.'s Form 8-K, filed on July 13, 2016).
23.1		Consent of KPMG LLP.
99.1
Audited consolidated financial statements of Odeon and UCI Cinemas Holdings Limited as of and for the year ended December 31, 2015 (incorporated by reference from Exhibit 99.1 to the Company's Form 8-K (File No. 1 - 33892) filed on October 24, 2016).
99.2		Unaudited condensed consolidated financial statements of Odeon and UCI Cinemas Holdings Limited as of and for the nine months ended September 30, 2016 and 2015
99.3		Unaudited pro forma condensed combined financial information as of and for the nine months ended September 30, 2016 and 2015 and for the year ended December 31, 2015.

*
Certain schedules and exhibits to this agreement had been omitted pursuant to Item 601(b)(2) of Regulation S-K and the Registrant agrees to furnish supplementally to the SEC a copy of any omitted schedule and/or exhibit upon request.

CAUTIONARY LANGUAGE REGARDING FORWARD-LOOKING STATEMENTS

        This Current Report on Form 8-K includes "forward-looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as "forecast," "plan," "estimate," "will," "would," "project," "maintain," "intend," "expect," "anticipate," "prospect," "strategy," "future," "likely," "may," "should," "believe," "continue," and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Similarly, statements made herein and elsewhere regarding the pending acquisition of Carmike Cinemas, Inc. ("Carmike Cinemas") and the completed acquisition of Odeon (collectively, the "acquisitions") are also forward-looking statements, including statements regarding the anticipated closing date of the Carmike Cinemas acquisition, the source and structure of financing, management's statements about effect of the acquisitions on AMC's future business, operations and financial performance and AMC's ability to successfully integrate the acquisitions into its operations. These forward-looking statements are based on information available at the time the statements are made and/or management's good faith belief as of that time with respect to future events, and are subject to risks, trends, uncertainties and other facts that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. These risks, trends, uncertainties and facts include, but are not limited to, risks related to: the parties' ability to satisfy closing conditions in the anticipated time frame or at all; obtaining regulatory approval for the Carmike Cinemas acquisition, including the risk that any approval may be on terms, or subject to conditions, that are not anticipated; the possibility that the Carmike Cinemas acquisition does not close, including in circumstances in which AMC would be obligated to pay a termination fee or other damages or expenses; related to financing the acquisitions, including AMC's ability to finance the acquisitions on acceptable terms; responses of activist stockholders to the Carmike Cinemas acquisition; AMC's ability to realize expected benefits and synergies from the acquisitions; AMC's effective implementation, and customer acceptance, of its marketing strategies; disruption from the acquisitions making it more difficult to maintain relationships with customers, employees or suppliers; the diversion of management time on transaction-related issues; the negative effects of this announcement or the consummation of the proposed Carmike Cinemas acquisition on the market price of AMC's common stock; unexpected costs, charges or expenses relating to the acquisitions; unknown liabilities; litigation and/or regulatory actions related to the acquisitions; AMC's significant indebtedness, including the indebtedness incurred to acquire Odeon and Carmike Cinemas; AMC's ability to utilize net operating loss carry-forwards to reduce future tax liability; continued effectiveness of AMC's strategic initiatives; the impact of governmental regulation, including anti-trust investigations concerning potentially anticompetitive conduct, including film clearances and participation in certain joint ventures; operating a business in markets AMC has limited experience with; the United Kingdom's exit from the European Union and other business effects, including the effects of industry, market, economic, political or regulatory conditions, future exchange or interest rates, changes in tax laws, regulations, rates and policies; and risks, trends, uncertainties and other facts discussed in the reports AMC has filed with the SEC. Should one or more of these risks, trends, uncertainties or facts materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by the forward-looking statements contained herein. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. For a detailed discussion of risks, trends and uncertainties facing AMC, see the section entitled "Risk Factors" in AMC's Annual Report on Form 10-K, filed with the SEC on March 8, 2016, and Forms 10-Q filed August 1, 2016 and November 9, 2016, and Form 8-K filed October 24, 2016, and the risks, trends and uncertainties identified in its other public filings. AMC does not intend, and undertakes no duty, to update any information contained herein to reflect future events or circumstances, except as required by applicable law.

 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMC ENTERTAINMENT HOLDINGS, INC.
Date: November 30, 2016	By:	/s/ CRAIG R. RAMSEY Craig R. Ramsey Executive Vice President and Chief Financial Officer

 EXHIBIT INDEX

Exhibit		Description
2.1	*	Share Purchase Agreement dated as of July 12, 2016, by and among AMC Entertainment Holdings, Inc., AMC (UK) Acquisition Limited, Monterey Capital III S.A.R.L., Odeon and UCI Cinemas Holdings Limited, Odeon and UCI Cinemas Group Limited and certain Management Shareholders (incorporated by reference to Exhibit 2.1 of AMC Entertainment Holdings, Inc.'s Form 8-K, filed on July 13, 2016).

23.1		Consent of KPMG LLP.

99.1		Audited consolidated financial statements of Odeon and UCI Cinemas Holdings Limited as of and for the year ended December 31, 2015 (incorporated by reference from Exhibit 99.1 to the Company's Form 8-K (File No. 1 - 33892) filed on October 24, 2016).

99.2		Unaudited condensed consolidated financial statements of Odeon and UCI Cinemas Holdings Limited as of and for the nine months ended September 30, 2016 and 2015

99.3		Unaudited pro forma condensed combined financial information as of and for the nine months ended September 30, 2016 and 2015 and for the year ended December 31, 2015.

*
Certain schedules and exhibits to this agreement had been omitted pursuant to Item 601(b)(2) of Regulation S-K and the Registrant agrees to furnish supplementally to the SEC a copy of any omitted schedule and/or exhibit upon request.

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  ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.
  ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.
  ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES.
  ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX